                                                                    EXHIBIT 10.5

                                    SUBLEASE

         THIS SUBLEASE ("Sublease") is dated, for reference purposes only, as of January 12, 1998, and is made by and between INFOSEEK CORPORATION, a California corporation ("Sublessor"), and REDBACK NETWORKS, INC., a Delaware corporation ("Sublessee"). Sublessor and Sublessee hereby agree as follows:

         1. Recitals: This Sublease is made with reference to the fact that Limar Realty Corp. #8, a California corporation ("Master Lessor"), as Landlord, and Sublessor, as Tenant, entered that certain Lease, dated March 4, 1997, as amended by that certain First Amendment to Lease dated June 9, 1997, and that certain Second Amendment to Lease dated July 15, 1997 (collectively, "Master Lease"), with respect to that certain real property commonly known as 1399 East Moffett Park Drive, Sunnyvale, CA (the "Premises"or "Property"), as more particularly described in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit "A" and incorporated by reference herein.

         2. Premises: Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, a portion of the Premises, deemed to be 20,462 square feet of space (the "Subleased Premises"), being a portion of that approximately 91,900 square foot building (the "Building") located on the Premises. The Subleased Premises are more particularly described on Exhibit "B" attached hereto and incorporated by reference herein.

         3. Term: The term of this Sublease ("Term") shall commence (the "Commencement Date") on the date of completion of the demising wall depicted on Exhibit C attached hereto and incorporated by reference herein. The Term shall end on September 30, 1999 ("Termination Date"), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. The parties acknowledge that Sublessee has no option to extend the Term of this Sublease.

         4. Rent:

                  A. Monthly Base Rent. Sublessee shall pay to Sublessor as monthly base rent ("Monthly Base Rent") for the Subleased Premises equal monthly installments as follows:

                  Months                           Rent/Month
                  ------                           ----------
                  1- 12                              $32,330

                  13-last month of the Term          $33,353

As used herein, the word "month" shall mean a period beginning on the first
(1st) day of a month and ending on the last day of that month. Rent (as defined in Paragraph 4.B) shall be paid on or before three (3) days prior to the first
(1st) day of each calendar month during the Term. Rent for any period during the term hereof which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30)-day month. Rent shall be payable without notice or

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
demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublessor at the address of the Premises, Attn. Chief Financial Officer, or such other address as may be designated in writing by Sublessor.

                  B. Additional Rent. All monies required to be paid by Sublessee under this Sublease (excluding Monthly Base Rent pursuant to Paragraph 4.A), including, without limitation, any amounts payable by Sublessor to Master Lessor under the Master Lease (including, without limitation, "Operating Expenses," as defined in Section 13 of the Master Lease), shall be deemed additional rent ("Additional Rent"). Monthly Base Rent and Additional Rent hereinafter collectively shall be referred to herein as "Rent." Sublessee and Sublessor agree, as a material part of the consideration given by Sublessee to Sublessor for this Sublease, that from and after the Commencement Date, Sublessee shall pay all costs, expenses, taxes, insurance, maintenance and other charges of every kind and nature arising in connection with the Subleased Premises under this Sublease and the Master Lease; in this regard, Sublessee shall pay 22.27% of Sublessor's share of "Operating Expenses" (as such terms is defined in the Master Lease). Notwithstanding anything to the contrary set forth in this Sublease, Sublessor's obligation to pay Additional Rent (attributable to the Term) shall survive the expiration or earlier termination of this Sublease, and if Sublessor is unable to determine the amount of Additional Rent due and payable by Sublessee at the expiration or earlier termination of this Sublease, then the parties shall make an adjusting payment between them when the correct amount can be determined.

                  C. Payment of First Month's Rent. Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor, in cash, the sum of Thirty-Two Thousand Three Hundred Thirty Dollars ($32,330), which shall constitute Rent for the first month of the Term.

         5. Security Deposit: Upon execution hereof by Sublessee, Sublessee shall deposit with Sublessor, in cash, the sum of Sixty-Four Thousand Six Hundred Sixty Dollars ($64,660), as security for the performance by Sublessee of the terms and conditions of this Sublease. If Sublessee fails to pay Rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, then Sublessor may draw upon, use, apply or retain all or any portion of the security deposit for the payment of any Rent or other charge in default, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby. If Sublessor so uses or applies all or any portion of the security deposit, then Sublessee shall, within five
(5) days after demand therefor, deposit cash with Sublessor in the amount required to restore the deposit to the full amount stated above. Upon the expiration or earlier termination of this Sublease, Sublessor shall return to Sublessee (without interest) so much of the security deposit as has not been applied by Sublessor pursuant to this Paragraph, or which is not otherwise required to cure Sublessee's defaults.

         6. Late Charge: In addition to any interest payable pursuant to the terms of the Master Lease, as incorporated herein pursuant to Paragraph 25.A below, if Sublessee fails to pay Sublessor any amount due hereunder on or before the date when such payment is due, Sublessee shall pay to Sublessor upon demand a late charge equal to ten percent (10%) of the delinquent amount. The parties agree that the foregoing late charge represents a reasonable estimate of the cost and expense

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
which Sublessor will incur in processing each delinquent payment. Sublessor's acceptance of any interest or late charge shall not waive Sublessee's default in failing to pay the delinquent amount.

         7. Repairs: Except as set forth in Paragraph 14 below with respect to the construction of the demising wall, or as otherwise provided herein, Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises.

         8. Indemnity: Sublessee shall indemnify, protect, defend with counsel reasonably acceptable to Sublessor and hold Sublessor harmless against any and all claims, liabilities, judgments, causes of action, damages, costs (including reasonable attorneys' and experts' fees), and expenses (collectively, "Claims"), caused by or arising in connection with: (i) the use, occupancy or condition of the Subleased Premises; (ii) the negligence or willful misconduct of Sublessee or its employees, contractors, agents or invitees; or (iii) a breach of Sublessee's obligations under this Sublease; provided, however, that Sublessee shall have no obligation to indemnify, protect, or hold harmless Sublessor against, nor shall Sublessor be deemed released from, any of such Claims to the extent it is caused by or arises in connection with: (i) the gross or active negligence or willful misconduct of Sublessor or its employees, contractors, agents, or invitees; or (ii) a breach of Sublessor's obligations under this Sublease.

         9. Right to Cure Defaults: If Sublessee fails to pay any sum of money to Sublessor, or fails to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand. In addition, Sublessee shall pay to Sublessor interest on all amounts due, at the rate of ten percent (10%) per annum or the maximum rate allowed by law, whichever is less (the "Interest Rate"), from the due date to and including the date of the payment, from the date of the expenditure until repaid.

         10. Assignment and Subletting: Sublessee may not assign this Sublease, sublet the Subleased Premises, transfer any interest of Sublessee therein, or permit any use of the Subleased Premises by another party ("Transfer"). Any Transfer by Sublessee shall be void and shall, at the option of Sublessor, terminate this Sublease. Notwithstanding anything to the contrary contained in this Sublease or in the Master Lease, at Sublessor's sole option, Sublessor shall have the right to terminate this Sublease if Sublessee requests Sublessor's consent to an assignment of this Sublease or a sublet of all or any portion of the Subleased Premises.

         11. Use: Sublessee may use the Subleased Premises only for the uses set forth in Paragraph 1.c and Sections 6 and 7 of the Master Lease and for no other purpose. With respect to Hazardous Materials (defined below), Sublessee shall not engage in or permit any activities in or about the Premises or Project which involve the use or presence of Hazardous Materials. Sublessee shall not do or permit anything to be done in or about the Subleased Premises which would (i) injure the Subleased Premises, or (ii) vibrate, shake, overload, or impair the efficient operation of the Subleased Premises or the sprinkler systems, heating, ventilating or air conditioning equipment, or utilities systems located therein. Sublessee shall not store any materials, supplies, finished or

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
unfinished products, or articles of any nature outside of the Subleased Premises. Sublessee shall comply with all reasonable rules and regulations promulgated from time to time by Sublessor and Master Lessor with respect to the Subleased Premises and the Premises. As used herein, the term "Hazardous Materials" shall mean any material or substance that is now or hereafter prohibited or regulated by any statute, law, rule, regulation or ordinance or that is now or hereafter designated by any governmental authority to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

         12. Effect of Conveyance: As used in this Sublease, the term "Sublessor" means the holder of the tenant's interest under the Master Lease. In the event of any transfer of said tenant's interest, Sublessor shall be and hereby is entirely relieved of all covenants and obligations of Sublessor hereunder first arising after the effective date of such transfer, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations from and after the effective date of such transfer to be performed by Sublessor hereunder. Sublessor may transfer and deliver any security of Sublessee to the transferee of said tenant's interest in the Master Lease, and thereupon Sublessor shall be discharged from any further liability with respect thereto.

         13. Acceptance: By taking possession of the Subleased Premises, Sublessee shall conclusively be deemed to have accepted the Subleased Premises in their "as-is," then-existing condition; provided, however, that as of the Commencement Date, all Building systems serving the Subleased Premises, including, but not limited to, electrical, plumbing, HVAC, and fire sprinklers, will be in good working order. Sublessee shall have five (5) days after the Commencement Date to notify Sublessor in writing of any defects in the foregoing Building systems and if written notice of any such defects in such systems is not received by Sublessor within said five (5) day period, then correction of any such defects shall be the obligation of Sublessee, not Sublessor.

         14. Improvements: No alterations or improvements shall be made to the Subleased Premises, except in accordance with this Sublease and the Master Lease, and with the prior written consent, when required, of both Master Lessor and Sublessor. Sublessor's consent to any proposed alteration or improvement shall not be unreasonably withheld or delayed; provided, however, that it shall be deemed reasonable for Sublessor to withhold its consent to any proposed alteration or improvement which is not approved by Master Lessor. As more fully described in Section 14 of the Master Lease, as incorporated herein, all alterations or improvements made by Sublessee to the Subleased Premises shall remain on and be surrendered with the Subleased Premises upon the expiration or earlier termination of this Sublease, except that Sublessor may, within thirty
(30) days before or thirty (30) days after termination of the Sublease, elect to require Sublessee to remove some or all of the alterations or improvements which Sublessee may have made to the Subleased Premises, unless Sublessor has previously agreed in writing that any one or more of such alterations or improvements need not be removed at the end of the Term. If Sublessor so elects, Sublessee shall at its own cost restore the Subleased Premises to the condition designated by Sublessor in Sublessor's election, before the last day of the Term or within thirty (30) days after notice of Sublessor's election is given to Sublessee, whichever is later. Sublessor shall not be required to provide a tenant improvement allowance to Sublessee in connection with Sublessee's construction of any alterations or

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
improvements to the Subleased Premises. Notwithstanding the foregoing, Sublessor shall use reasonable good faith efforts to cause the construction of the demising wall depicted on Exhibit C to be completed as soon reasonably practicable following the approval of this Sublease by Master Lessor. Sublessor shall cause the demising wall to be constructed in accordance with applicable laws and in a good and workmanlike manner.

         15. Limitation of Liability: Except to the extent of the gross or active negligence or willful misconduct of Sublessor, its agents, employees, contractors or invitees, Sublessor shall not be liable to Sublessee for: (i) failure or interruption of any utility system or service, or (ii) failure of Master Lessor to maintain the Subleased Premises as may be required under the Master Lease. In the event that Sublessor is entitled to an abatement of rent (with respect to the Subleased Premises) under the terms of the Master Lease, Sublessee shall be entitled to a proportionate share of abatement of Rent under this Sublease. Sublessor and Sublessee are corporations, and the obligations of Sublessor and Sublessee hereunder shall not constitute the personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders or other principals or representatives of the corporations.

         16. Default: Sublessee shall be in material default of its obligations under this Sublease if any of the following events occur:

                  A. Sublessee fails to pay any Rent when due, when such failure continues for three (3) days after written notice from Sublessor to Sublessee that any such sum is due; or

                  B. Sublessee fails to perform any term, covenant or condition of this Sublease (except those requiring payment of Rent) and fails to commence cure of such breach within seven (7) days after delivery of a written notice from Sublessor specifying the nature of the breach or to thereafter expeditiously complete such cure within a reasonable time; or

                  C. Sublessee makes a general assignment of its assets for the benefit of its creditors, including attachment of, execution on, or the appointment of a custodian or receiver with respect to a substantial part of Sublessee's property or any property essential to the conduct of its business; or

                  D. Sublessee abandons the Subleased Premises or ceases to conduct business in the Subleased Premises for more than seven (7) consecutive days in any thirty (30) day period; or

                  E. A petition is filed by or against Sublessee under the bankruptcy laws of the United States or any other debtors' relief law or statute, unless such petition is dismissed within sixty (60) days after filing; or a court directs the winding up or liquidation of Sublessee; or a substantial part of Sublessee's property or any property essential to the conduct of its business is attached or executed upon and not released from the attachment or execution within sixty (60) days; or a custodian or receiver is appointed for a substantial part of Sublessee's property or any property essential to the conduct of its business and not discharged within sixty (60) days; or


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
                  F. Sublessee commits any other act or omission which constitutes an event of default under the Master Lease, which has not been cured after delivery of written notice and passage of the applicable grace period provided in the Master Lease as modified, if at all, by the provisions of this Sublease.

         17. Remedies. In the event of any default by Sublessee under this Sublease (including, without limitation, a default pursuant to Section 20 of the Master Lease, as incorporated herein), Sublessor shall have all remedies provided by applicable law, including, without limitation, all rights pursuant to Paragraph 21 of the Master Lease, as incorporated herein and under California Civil Code Sections 1951.2 and 1951.4. Sublessor may resort to its remedies cumulatively or in the alternative.

         18. Surrender: Prior to expiration of this Sublease, Sublessee shall remove all of its trade fixtures and shall surrender the Subleased Premises to Sublessor in the condition received, free of Hazardous Materials brought onto the Property by Sublessee, its agents, employees, contractors or invitees, reasonable wear and tear excepted. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Subleased Premises to the required condition, plus interest thereon at the Interest Rate. Sublessee shall indemnify, defend with counsel reasonably acceptable to Sublessor, protect and hold harmless Sublessor against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including attorneys' and experts' fees) resulting from Sublessee's delay in surrendering the Subleased Premises in the condition required.

         19. Estoppel Certificates: Within five (5) days after demand by Sublessor, Sublessee shall execute and deliver to Sublessor an estoppel certificate to Sublessor in connection with the Sublease in the form required pursuant to Section 24 of the Master Lease.

         20. Broker: Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, lenders, agents or salesmen other than Cooper/Brady Corporate Real Estate Services, representing Sublessor, and Wayne Macia Associates, representing Sublessee, in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman, or finder. Sublessor shall pay a commission due in connection with this transaction pursuant to a separate written agreement between Sublessor and its broker, Cooper/Brady Corporate Real Estate Services.

         21. Notices: Unless five (5) days' prior written notice is given in the manner set forth in this Paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below their signatures at the end of this Sublease. The address for Master Lessor shall be as set forth in the Master Lease. All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered; or (ii) if properly addressed and either sent by nationally recognized overnight courier or deposited in the mail (registered or certified, return receipt requested, and postage prepaid), on the date shown on the return receipt for acceptance or rejection. All notices given to the Master Lessor under the Master Lease shall be

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
considered received only when delivered in accordance with the Master Lease to all parties hereto at the address set forth below their signatures at the end of this Sublease.

         22. Severability: If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

         23. Amendment: This Sublease may not be amended except by the written agreement of all parties hereto.

         24. Attorneys' Fees: If either party brings any action or legal proceeding with respect to this Sublease, the prevailing party shall be entitled to recover reasonable attorneys' fees, experts' fees, and court costs. Notwithstanding the foregoing and in addition thereto, Sublessor shall be entitled to immediate receipt from Sublessee, for each breach hereof, of such reasonable attorneys' fees (but not less than Fifty Dollars ($50.00)), as may be incurred in connection with each notice or demand delivered to Sublessee. Sublessee agrees that such sum constitutes reimbursement to Sublessor of the reasonable cost of the preparation and delivery of each notice caused by Sublessee's breach.

         25.      Other Sublease Terms:

                  A. Incorporation by Reference. Except as otherwise provided in this Sublease, the terms and provisions contained in the Master Lease are incorporated herein by reference, and are made a part hereof as if set forth at length; provided, however, that: (i) each reference in such incorporated sections to "Lease" and to "Premises" shall be deemed a reference to this "Sublease" and the "Subleased Premises," respectively; (ii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublessor" and "Sublessee", respectively; (iii) with respect to work, services, repairs, restoration, insurance or the performance of any other obligation of Landlord under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor, as and when requested to do so by Sublessee, and to use Sublessor's reasonable efforts (provided Sublessee pays all costs incurred by Sublessor in connection therewith) to obtain Master Lessor's performance, including, if reasonably necessary under the circumstances, the commencement and prosecution of legal proceedings in the name of Sublessor or otherwise against Master Lessor, with counsel reasonably satisfactory to Sublessee, and Sublessor agrees to coordinate such enforcement proceedings with Sublessee, but control of such proceedings shall be with Sublessor; (iv) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults; (v) Sublessor shall have no liability to Sublessee with respect to (a) representations and warranties made by Master Lessor under the Master Lease, (b) any indemnification obligations of Master Lessor under the Master Lease, or other obligations or liabilities of Master Lessor under the Master Lease with respect to compliance with laws, condition of the Subleased Premises or Hazardous Materials, and (c) obligations under the Master Lease to repair, maintain, restore, or insure all or any portion of the Premises, regardless of whether the incorporation of one or more provisions of the Master Lease might otherwise operate to

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
make Sublessor liable therefor; (vi) with respect to any approval or consent required to be obtained from the Master Lessor under the Master Lease, such approval or consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor's approval or consent is not obtained; (vii) the following provisions of the Master Lease are expressly not incorporated herein by reference: Paragraphs 1.a, 1.b, 1.d, l.g, 1.h, and 1.j through 1.o, inclusive; Paragraphs 2.a and 2.f; Section 3; Paragraphs 4.a and 4.b; Section 5; the second sentence of Subparagraph 12.b(4) (but only delete the words "Tenant Improvements as outlined in P. 28 hereof" and replace them with "demising wall to be constructed by Sublessor as outlined in this Sublease"); Section 12(b)(5); Section 13.a (but see Section 4.B of this Sublease regarding Tenant's obligation to pay Operating Expenses); Section 19 (except for the sixth sentence of Paragraph 19.a); Section 20; Paragraph 23.c; Sections 27, 28, 29, 30, 31, 32, 33, 34 and 35; Paragraph 36(d); Exhibits A and E; (viii) notwithstanding clause (ii) above, references to "Landlord" in the following provisions of the Master Lease shall mean Master Lessor, not
Sublessor: 1.f; Paragraph 2.d (second sentence only); Subparagraph 7.c(2);
Section 9; Paragraph 10.a (but only the first sentence and the and the last reference to "Landlord" in the second sentence); Paragraph 12.a; Subparagraph 12.b(5) and 12.d(1); Paragraph 13.b; Section 15; Subparagraph 16.b(2); Paragraph 16.c; Paragraphs 17.a, 17.b (also, replace the first reference to "Tenant" in the last sentence of this paragraph with "Sublessor or Sublessee") and 17.e; 18.a; and Paragraphs 23.a, 23.b and 36.f; and (ix) notwithstanding clause (ii) above, references to "Landlord" in the following provisions of the Master Lease shall mean both Master Lessor and Sublessor: Paragraphs 2.d (second sentence only) and 2.e; Section 6; Paragraphs 7.d and 7.f; Section 8; Paragraph 10.a (first sentence only); Paragraph 12.a; Subparagraph 12.b(4) (third sentence only); Paragraphs 13.c through 13.e, inclusive; Section 14 (the first, second, third and sixth sentences only); Subparagraph 16.b(1); Paragraph 18.c (the last sentence only); Sections 22, 24, and 25; and Paragraphs 36.c, 36.h and Exhibit C.

                  B. Assumption of Obligations: This Sublease is and all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly assumes and agrees: (i) to comply with all provisions of the Master Lease applicable to the Subleased Premises to the extent incorporated herein, (ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease applicable to the Subleased Premises during the term of this Sublease to the extent incorporated herein, and (iii) to hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims, demands. and expenses (including reasonable attorneys' and experts' fees) arising out of Sublessee's failure to comply with or to perform Sublessee's obligations hereunder or to act or omit to act in any manner which will constitute a breach of the Master Lease.

                  C. Sublessor's Representations: To the best of Sublessor's knowledge, Sublessor represents and warrants with respect to the Subleased Premises (i) that the document attached as Exhibit a to this Agreement is a true, correct and complete copy of the Master Lease, and that the Master Lease is in full force and effect, (ii) there is no default, or any condition which with the passage of time or the giving of notice, or both, would constitute a default, on the part of either party to the Master Lease, and (iii) Sublessor has not assigned, encumbered or otherwise transferred any interest of Tenant under the Master Lease. Sublessor shall perform all obligations of the Tenant under the Master Lease to the extent that Sublessee has not agreed to perform such obligations under the Sublease and shall cooperate with Sublessee to obtain the consent of Master Lessor in a timely manner to any act which requires such consent and Sublessor shall not unreasonably withhold or delay consent to any such act.

         26. Condition Precedent: Notwithstanding anything to the contrary contained herein, this Sublease and Sublessor's and Sublessee's obligations hereunder are conditioned upon having obtained the written consent of the Master Lessor. If Sublessor has not obtained Master Lessor's consent within thirty (30) days after the date of Sublessor's execution of this Sublease, either party may terminate this Sublease, and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with its execution of this Sublease. Sublessee shall provide to Master Lessor all financial and other information requested by Master Lessor pursuant to Section 19 of the Master Lease.

         27.      Sublease Common Areas:

                  A. Sublessee's Rights. The areas identified on Exhibit B as "Common Area" shall constitute the "Sublease Common Areas." All areas within the Building other than the Subleased Premises and the Sublease Common Areas are reserved for the exclusive use of Sublessor. Subject to the terms and conditions set forth herein, Sublessee and its employees, contractors and invitees shall have the non-exclusive right, in common with Sublessor and Sublessor's employees, contractors and invitees, to use the Sublease Common Areas as they exist from time to time, subject to any rights, powers or privileges reserved by Sublessor under the terms of this Sublease. Sublessor makes no warranty express or implied with respect to the condition of the Sublease Common Areas or any equipment located therein. Sublessee shall not store any property, temporarily or permanently, in the Sublease Common Areas.

                  B. Rules and Regulations. Sublessor shall have the exclusive control and management of the Sublease Common Areas and may from time to time promulgate reasonable rules and regulations for the care and orderly management of the Sublease Common Areas and the safety of Sublessor, Sublessee and their employees, agents and invitees. Such rules and regulations shall be binding upon Sublessee upon delivery of a copy thereof to Sublessee, and Sublessee agrees to abide by such rules and regulations and to cause its employees, contractors and invitees to abide by such rules and regulations.

                  C. Changes. Sublessor shall have the right from time to time to: (i) make physical changes to the Sublease Common Areas; (ii) close temporarily any of the Sublease Common Areas for maintenance purposes provided reasonable access to the Subleased Premises remains available; (iii) add improvements to the Sublease Common Areas; and (iv) to do or perform such other acts and make such other changes to the Sublease Common Areas and Building as Sublessor, in its reasonable discretion, deems appropriate.

                  D. Parking. Sublessee and its employees, contractors and invitees shall be entitled to the non-exclusive use, in common with Sublessor and Sublessor's employees, contractors and

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
invitees, of eighty (80) parking spaces only on those portions of the common areas of the Premises designated from time to time by Sublessor for parking. Sublessee and its employees, contractors and invitees shall not use more parking spaces than the foregoing number and no overnight parking shall be permitted. Said parking spaces may be used for parking by vehicles no larger than full-size passenger automobiles and pick-up trucks. If Sublessee permits or allows any vehicles to be parked on the Premises in violation of this Sublease, then Sublessor may, in addition to Sublessor's other rights and remedies, remove or tow away the vehicles involved and charge the cost thereof to Sublessee, which cost shall be immediately payable upon demand by Sublessor.

         28. Board Approval: Sublessee represents and warrants to Sublessor that Sublessee's Board of Directors has authorized Sublessee's execution hereof.

         29. Waiver of Subrogation: Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublessor, Sublessee and Master Lessor (by its consent to this Sublease) agree that the waiver of subrogation provisions set forth in paragraph 16.f of the Master Lease shall be deemed binding among and inure to the benefit of Sublessor, Sublessee and Master Lessor.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.


SUBLESSEE:                                   SUBLESSOR:

INFOSEEK CORPORATION,                        REDBACK NETWORKS, INC.,
a  California corporation                    a Delaware corporation


By:  /s/  LESLIE E. WRIGHT                  By:   /s/  DENNIS BARSEMA
   -----------------------------                --------------------------------

Printed                                      Printed
Name:       Leslie E. Wright                 Name:         DENNIS BARSEMA
     -----------------------------                ------------------------------

Its:  VP FINANCE & CFO                       Its:
    -----------------------------                -------------------------------


Address: Prior to the Commencement Date:     Address:  1399 Moffett Drive
         2570 North First Street, Ste. 401             Sunnyvale, CA  94089
         San Jose, CA  94131                           Attn:  Chief Financial
                                                              Officer
         After the Commencement Date:
         At the Subleased Premises


                            CONSENT OF MASTER LESSOR

         Master Lessor hereby acknowledges receipt of a copy of this Sublease, and consents to this Sublease. By this consent, Master Lessor shall not be deemed in any way to have entered into the Sublease or to have consented to any further assignment or sublease.

                                       MASTER LESSOR:
                                       LIMAR REALTY CORP. #8, a California
                                       corporation



                                       By:  /s/  THOMAS A. NUMAINVILLE
                                          --------------------------------------
                                       Printed
                                       Name:     THOMAS A. NUMAINVILLE
                                             -----------------------------------
                                       Its:  SENIOR VICE PRESIDENT
                                           -------------------------------------





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